EXHIBIT (10)(a)

                               Consent of Counsel



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[Letterhead of Sutherland, Asbill & Brennan, L.L.P.]







April 29, 1997



The Life Insurance Company of Virginia
6610 West Broad Street
Richmond, VA  23230


Gentlemen:


We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 (File No. 33-76334) filed by Life of Virginia Separate Account 4 for certain variable annuity contracts. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

    Very truly yours,

    SUTHERLAND, ASBILL & BRENNAN, L.L.P.




    By:  /s/STEPHEN E. ROTH
       --------------------
            Stephen E. Roth